UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2022

HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland (Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware (Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320	Scottsdale, Arizona 85254	(480) 998-3478
(Address of Principal Executive Office and Zip Code)		(Registrant’s telephone number, including area code)
www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 1.01 Entry Into a Material Definitive Agreement
On February 28, 2022, Healthcare Trust of America, Inc. (the “Company”), a Maryland corporation, Healthcare Trust of America Holdings, LP, a Delaware limited partnership (the “Company OP”) of which the Company is the sole general partner, HR Acquisition 2, LLC, a Maryland limited liability company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and Healthcare Realty Trust Incorporated, a Maryland corporation (“HR”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into HR, with HR surviving the merger (the “Merger”). Immediately following closing of the Merger, the Company and the Company OP will take all requisite action so that, as of immediately after the effective time of the Merger (the “Effective Time”), the limited partnership of the Company OP will be amended and restated to update the redemption provisions therein to account for the Merger Consideration described below. Upon completion of the Merger, the Company will change its name to Healthcare Realty Trust Incorporated and will trade on the NYSE under the ticker symbol “HR”. The board of directors of the Company (the “Company Board”) has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
Transaction Structure
Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each outstanding share of Common Stock, $0.01 par value per share, of HR (“HR Common Stock”) will be converted into the right to receive 1.000 (the “Exchange Ratio”) share of Class A Common Stock, $0.01 par value per share, of the Company (the “Company Common Stock” and, such consideration, the “Merger Consideration”). Subject to the closing of the Merger and the other transactions contemplated therein, the holders of shares of Company Common Stock issued and outstanding on the last business day prior to the closing date of the Merger will receive a special distribution in the amount of $4.82 in cash per share of Company Common Stock held on such date (the “Special Distribution”).
Treatment of Stock Options and Awards
Each option to acquire HR Common Stock that is outstanding immediately prior to the Effective Time will by virtue of the Merger be assumed by the Company with the same terms and conditions of such options immediately prior to the Effective Time, except that each HR stock option will be exercisable (or will become exercisable in accordance with its terms) for the same number of shares of Company Common Stock. Each share of restricted HR common stock and each right of any kind, contingent or accrued, to receive shares of HR Common Stock or benefits measured in whole or in part by the value of a number of shares of HR Common Stock granted by HR outstanding immediately prior to the Effective Time will become an award, on the same terms and conditions as applied to each such HR stock-based award immediately prior to the Effective Time, with respect to the number of shares of Company Common Stock that is equal to the number of shares of HR Common Stock subject to the HR stock-based Award immediately prior to the Effective Time multiplied by the Exchange Ratio and rounded down to the nearest full shares.
Each share of Company Common Stock subject to forfeiture conditions outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time with any Company restricted shares that were granted subject to performance-based vesting conditions treated assuming attainment of the target level of performance. Each such Company Restricted Share will be entitled to receive $4.82 in cash and any accrued but unpaid dividends with respect to such Company restricted share.
Certain Other Terms and Conditions of the Merger
Pursuant to the Merger Agreement, the parties have agreed that following the closing of the Merger, the Company Board will consist of 13 members, nine of whom will be the directors of HR immediately prior to the Effective Time and four of whom have been designated by the Company, consisting of W. Bradley Blair II, Vicki U. Booth, Jay P. Leupp, and Constance Moore. John Knox Singleton, currently Chairman of the HR board of directors, will be Chairman of the Company Board and W. Bradley Blair, II, currently Chairman of the Company Board, will be appointed Vice Chairman.

Each of the Company and HR have made certain customary representations and warranties in the Merger Agreement and have agreed to customary covenants, including covenants that each party conduct its business in the ordinary course of business during the period between execution of the Merger Agreement and the Effective Time and covenants prohibiting each party from engaging in certain kinds of activities during such period without the consent of the other party.
The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, subject to customary exceptions, the Company and HR will be subject to certain restrictions on (a) soliciting proposals relating to certain alternative transactions, (b) entering into discussions or negotiating or providing non-public
information in connection with any proposal for an alternative transaction from a third party, (c) approving or entering into any agreements providing for any such alternative transaction, or (d) agreeing to or proposing publicly to do any of the foregoing. Notwithstanding these
“no-shop”
restrictions, prior to obtaining the approval of HR’s stockholders and approval of the Company’s stockholders, under specified circumstances, the Company Board and the board of directors of HR, respectively, may change their recommendations with respect to the Merger, and the Company and HR may each also terminate the Merger Agreement to accept a superior proposal upon payment of the termination fees described below.
In accordance with the Merger Agreement, the Company will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a
Form S-4
registering shares of Company Common Stock issuable in the Merger, and the parties will prepare a joint proxy statement with respect to the special meeting of the Company’s stockholders to be convened for purposes of approving the issuance of shares of Company Common Stock in the Merger and the special meeting of HR’s stockholders to be convened for purposes of approving the Merger Agreement and the Merger. The joint proxy statement will be included in the Form
S-4
and will contain, subject to certain exceptions, the recommendation of the Company Board that the Company’s stockholders vote in favor of the issuance of shares of Company Common Stock in the Merger and the recommendation of the HR board of directors that HR’s stockholders vote in favor of approval of the Merger Agreement and the Merger.
The completion of the Merger is subject to customary conditions, including, among others: (i) approval by the Company’s stockholders and approval by HR’s stockholders, (ii) the effectiveness of the Form
S-4,
(iii) the absence of injunctions, restraints or government restrictions, (iv) approval by the New York Stock Exchange for listing of the shares of Company Common Stock issuable in the Merger, (v) the absence of a material adverse effect on either the Company or HR, (vi) the accuracy of each party’s representations and warranties and performance in all material respects of each party’s covenants and agreements in the Merger Agreement, (vii) the receipt of tax opinions relating to the status as a real estate investment trust (“REIT”) of each company and the tax-free
nature of the transaction, and (viii) other customary conditions specified in the Merger Agreement.
The Merger Agreement may be terminated under certain circumstances, including by either party (i) if the Merger has not been consummated on or before August 28, 2022 (the “Outside Date”), (ii) if a final and non-appealable
order is entered, or other action is taken permanently restraining or prohibiting the transaction, (iii) upon a failure of either party to obtain approval of its stockholders, (iv) upon a material, uncured breach by the other party that would cause the closing conditions not to be satisfied, subject to a
30-day
cure period, (v) if the other party’s board makes an adverse recommendation change with respect to the transaction, or (vi) prior to obtaining approval of its stockholders, and upon payment of the applicable termination fee, in order to enter into a definitive agreement with a third party with respect to a superior acquisition proposal.
If the Merger Agreement is terminated because (i) a party’s board changes its recommendation in favor of the transactions contemplated by the Merger Agreement, (ii) a party terminates the Merger Agreement to enter into a definitive agreement with a third party with respect to a superior acquisition proposal, or (iii) a party consummates or enters into an agreement for an alternative transaction within 12 months following termination under certain circumstances, such party must pay a termination fee to the other party; provided, further, that HR must also pay the Company a termination fee (plus reimburse the Company for its actual transaction expenses up to $5,000,000) if, on the business day immediately prior to the Outside Date, the proceeds of the asset transfer, any immediate asset transfer and the financing available to the Company pursuant to the Commitment Letter or if applicable any alternative financing are insufficient to pay the aggregate Special Distribution and any unpaid cash payment obligations of HR under the Merger Agreement (so long as such termination is not in material breach of the financing, financing cooperation and sale activity provisions of the Merger Agreement). The termination fee payable by HR to the Company in such circumstances is $163 million. The termination fee payable by the Company to HR in such circumstances is $291 million. The actual amount of each termination fee described above is subject to an escrow and adjustment mechanism for REIT compliance purposes to provide for a lesser amount if necessary to be paid to the receiving party without causing such party to fail to meet its REIT requirements for such year.
The Merger Agreement also provides that if the Company’s stockholders have approved the transactions contemplated by the Merger Agreement, but the Merger Agreement is terminated by the Company because HR’s stockholders vote against the transactions contemplated by the Merger Agreement, HR must pay the Company a fixed expense reimbursement base amount of $25,000,000, plus reimburse the Company for its actual transaction expenses up to $5,000,000. The Merger Agreement also provides that if HR’s stockholders have approved the transactions contemplated by the Merger Agreement, but the Merger Agreement is terminated by HR because the Company’s stockholders vote against the transactions contemplated by the Merger Agreement, the Company must pay HR a fixed expense reimbursement base amount of $25,000,000, plus reimburse the Company for its actual transaction expenses up to $5,000,000.
Joint Ventures
The parties expect that the Special Distribution will be funded with a combination of capital contributed by a newly formed joint venture and proceeds of assets sales. The Company and HR are in discussions with multiple potential joint venture partners and expect to contribute certain Company properties into one or more joint ventures (the “Joint Ventures”) immediately prior to the closing of the Merger.
In addition, the Company has obtained a fully underwritten financing commitment pursuant to a commitment letter (the “Commitment Letter”), dated as of February 28, 2022, with JPMorgan Chase Bank, N.A. (the “Commitment Party”), pursuant to which the Commitment Party has committed to provide up to $1.7 billion in debt financing (the debt financing under the Commitment Letter, the “Debt Financing”). The obligation of the Commitment Party to provide the Debt Financing under the Commitment Letter is subject to a number of customary conditions. It is expected that the Debt Financing would only be drawn by the Company to the extent that proceeds from the Joint Ventures and asset sales are not sufficient, or not available at the time of the closing the Merger, to fund the Special Distribution. The Debt Financing, if needed, would be sufficient to finance the Special Distribution to the Company’s stockholders. Pursuant to the Merger Agreement, the Company and HR have agreed to use commercially reasonable efforts to provide cooperation in connection with the Debt Financing.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
The Merger Agreement has been filed with this Form
8-K
to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about the Company or HR. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made only for purposes of the Merger Agreement and as of a specified date, are solely for the benefit of the parties to the Merger Agreement, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or HR at the time they were made or otherwise and should only be read in conjunction with the other information that the Company or HR makes publicly available in reports, statements and other documents filed with the SEC. Shareholders are not third-party beneficiaries to the representations and warranties contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.
Forward Looking Statements
Certain statements contained in this Current Report
on Form 8-K constitute
forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, in particular, statements about expected exercises of rights of first offer and/or rights of first refusal by other parties, the Company’s plans, strategies, prospects, pending acquisitions, the potential impact of such acquisitions on the Company’s results of operations, future medical office building market performance and funding of acquisitions. Additionally, such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially and in adverse ways from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Forward-looking statements are generally identifiable by the use of such terms as “expect,” “project,” “may,” “should,” “could,” “would,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “opinion,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The
Company cannot guarantee the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and
the Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.
Forward-looking statements regarding the Company and HR include, but are not limited to, statements related to the Proposed Transaction, including the anticipated timing, benefits and financial and operational impact thereof; HR’s expected financing for the transaction; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s and HR’s ability to complete the Proposed Transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the Proposed Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of the Company and HR management from ongoing business operations; failure to realize the expected benefits of the Proposed Transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the Proposed Transaction, including resulting expense or delay; the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the Proposed Transaction; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company following completion of the Proposed Transaction; effects relating to the announcement of the Proposed Transaction or any further announcements or the consummation of the Proposed Transaction on the market price of the Company’s or HR’s common stock; the possibility that, if the Company does not achieve the perceived benefits of the Proposed Transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; impairment charges; pandemics or other health crises, such as
COVID-19;
and other risks and uncertainties affecting the Company and HR, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s and HR’s SEC filings and reports, including the Company’s Annual Report on Form
10-K
for the year ended December 31, 2021, HR’s Annual Report on Form
10-
K for the year ended December 31, 2021, and other filings and reports by either company. Moreover, other risks and uncertainties of which the Company or HR are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company or HR on their respective websites or otherwise. Neither the Company nor HR undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.
Important Additional Information and Where to Find It
This communication relates to the Proposed Transaction pursuant to the terms of the Merger Agreement. In connection with the Proposed Transaction, the Company expects to file with the SEC a registration statement on Form
S-4
that

will include a joint proxy statement of the Company and HR and that will also constitute a prospectus of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM
S-4
AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HR, THE COMPANY, THE COMPANY OP, AND MERGER SUB AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website,
www.htareit.com
or from HR at its website, www.healthcarerealty.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s’ website at www.htareit.com under the heading Investor Relations or, alternatively, by directing a request to the Company at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone (480)
998-3478
and documents filed with the SEC by HR will be available free of charge by accessing HR’s website at www.healthcarerealty.com under the heading Investor Relations or, alternatively, by directing a request to HR at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone: (615)
269-8175.
Participants in the Solicitation
The Company and HR and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common stockholders of the Company and HR in respect of the proposed transaction under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2021, as filed with the SEC on February 28, 2022, and definitive proxy statement dated April 30, 2021 for its 2021 annual meeting of stockholders. Information about HR’s directors and executive officers is available in HR’s Annual Report on Form
10-K
for the year ended December 31, 2021, as filed with the SEC on February 22, 2022, and definitive proxy statement dated March 24, 2021 for its 2021 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/ prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction if and when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or HR using the sources indicated above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 28, 2022 among Healthcare Realty Trust Incorporated, Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP and HR Acquisition 2, LLC.*

104	Cover Page Interactive Data File, formatted in inline XBRL.

*
Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation
S-K.
the Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to
Rule 24b-2
of the Exchange Act for any schedules so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: February 28, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: February 28, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer